First Quarter 2019 April 25, 2019 Please remember this information is confidential.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) current expectations and guidance for the full year 2019. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward- looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional information regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures In addition to reporting results in accordance with United States generally accepted accounting principles (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth (including by distribution channel) on a constant currency basis, revenue excluding the impact of Webdam, revenue growth excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals of property and equipment, non-cash equity-based compensation and the gain on the Sale of Webdam1; adjusted net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, expenses related to long-term incentives and contingent consideration related to acquisitions, the gain on Sale of Webdam and the estimated tax impact of such adjustments; revenue growth (including by distribution channel) on a constant currency basis as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; revenue excluding the impact of Webdam as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period; revenue growth excluding the impact of Webdam on a constant currency basis as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period utilizing fixed exchange rates for translating foreign currency revenues for both periods; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; and free cash flow as cash provided by operating activities, adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. We believe that adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth (including by distribution channel) on a constant currency basis, revenue excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance; with respect to revenue growth (including by distribution channel) on a constant currency basis, this provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business; and with respect to revenue excluding the impact of Webdam and revenue growth excluding the impact of Webdam on a constant currency basis, provide useful information to investors by eliminating the impact of a historical revenue source that is not part of our current business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and provides them with the same measures that we use as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth (including by distribution channel) on a constant currency basis, revenue growth excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, is presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non- operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 1 - On February 26, 2018, the Company completed the sale of Webdam ("Sale of Webdam"). 3

First Quarter 2019 Financial Highlights Compared to First Quarter 2018: • Revenue increased 6.7% to $163.3 million. ◦ Revenue growth on a constant currency basis was approximately 9.1%. ◦ Revenue growth excluding the impact from Webdam, on a constant currency basis was approximately 11.1% for 2019 compared to 2018. • Income from operations increased 80.4% to $8.1 million. • Net income decreased 76.9% to $7.5 million, as a result of the $27.9 million after-tax gain on Sale of Webdam recognized in the first quarter of 2018. • Adjusted net income increased 16.7% to $12.4 million. • Adjusted EBITDA increased 15.7% to $25.5 million. • Cash provided by operating activities of $19.7 million. • Free cash flow was $11.9 million in 2019 compared to $5.5 million in 2018. 4

First Quarter 2019 Operating Highlights Compared to First Quarter 2018: • Paid downloads of 47.2 million, up 8.0%. • Image library expanded to approximately 260.5 million images, up 39%. • Video library expanded to approximately 14.3 million video clips, up 44%. • More than 750,000 contributors made their images, video clips and music tracks available on Shutterstock’s platform. • More than 1.9 million customers contributed to revenue over the past 12 months, an increase of 2.6% from the 12 months ended March 31, 2018. 5

Historical Revenue Detail by Sales Channel ($ in millions) 2019 2018 2017 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 E-commerce $ 98.1 $ 95.6 $ 88.7 $ 91.7 $ 89.7 $ 87.8 $ 81.8 $ 82.2 $ 80.6 Enterprise 65.2 66.5 62.9 64.9 60.6 59.3 55.1 48.1 46.2 Other (1) — — — — 2.7 4.7 4.2 3.7 3.5 Total Revenue $ 163.3 $ 162.1 $ 151.6 $ 156.6 $ 153.0 $ 151.8 $ 141.1 $ 134.0 $ 130.2 Less: Webdam Revenue — — — — (2.7) (4.7) (4.2) (3.7) (3.5) Revenue excluding impact of Webdam $ 163.3 $ 162.1 $ 151.6 $ 156.6 $ 150.3 $ 147.1 $ 136.9 $ 130.3 $ 126.7 (1) On February 26, 2018, the Company completed the Sale of Webdam. 2018 and 2017 amounts represent Webdam revenue prior to the sale. Note: Totals may not sum exactly due to rounding. 6

Consolidated Quarterly Financial Results ($ in millions) Three Months Ended March 31, % Change 2019 2018 Fav / (Unfav) Total Revenues $ 163.3 $ 153.0 6.7 % Operating Expenses (155.2) (148.5) (4.5)% Gain on Sale of Webdam — 38.6 NM Other Income, net 0.9 0.8 12.5 % Provision for Income Taxes (1.5) (11.3) 86.7 % Net Income $ 7.5 $ 32.6 (76.9)% Plus: Depreciation & Amortization 11.9 10.9 (9.2)% Plus: Equity-Based Compensation 4.6 5.6 17.9 % Plus: Other Adjustments (1) — 0.2 NM Plus: Provision for Income Taxes 1.5 11.3 86.7 % Less: Gain on Sale of Webdam — (38.6) NM Adjusted EBITDA $ 25.5 $ 22.1 15.4 % Adjusted EBITDA Margin 15.6% 14.4% (1) Other adjustments include foreign currency translation gains and losses, interest income and expenses related to long-term incentives and contingent consideration related to acquisitions. Note: Totals may not sum exactly due to rounding. 7

Free Cash Flow ($ in millions) Three Months Ended March 31, 2019 2018 Net Cash From Operations $ 19.7 $ 21.1 Less: Capital Expenditures (7.3) (15.0) Less: Content Acquisitions (0.5) (0.6) Free Cash Flow $ 11.9 $ 5.5 Note: Totals may not sum exactly due to rounding. 8

Adjusted Net Income (in millions, except per share data) Three Months Ended March 31, 2019 2018 Net Income $ 7.5 $ 32.6 Add / (Less): Non-Cash Equity-Based Comp 4.6 5.6 Acquisition-Related Amortization 0.9 1.1 Acquisition-Related Long-Term Incentives and Contingent Consideration 0.9 1.0 Gain on Sale of Webdam — (38.6) Tax Expense / (Benefit) of Adjustments (1.5) 8.9 Adjusted Net Income $ 12.4 $ 10.6 Diluted Shares Outstanding 35.5 35.3 Adjusted Net Income per Diluted Share $ 0.35 $ 0.30 Note: Totals may not sum exactly due to rounding. 9

2019 Guidance The Company's current expectations for the full year 2019, are as follows: 2019 Guidance Revenue $685 - $695 million YOY Growth vs. 2018 10% - 12% Adjusted EBITDA $118 - $123 million YOY Growth vs. 2018 12% - 17% Income from Operations $37 - $47 million Non-Cash Equity Based Comp. $25 million Capital Expenditures $37 million Effective Tax Rate Low to mid 20’s% 10

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